UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 22, 2010

Date of Report (Date of Earliest Event Reported)

BECKMAN COULTER, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-10109	95-104-0600
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 S. Kraemer Boulevard

Brea, California 92822

(Address of Principal Executive Offices) (Zip Code)

(714) 993-5321

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Beckman Coulter, Inc. (“Beckman Coulter”) held its Annual Meeting of Stockholders on April 22, 2010. At the meeting the shareholders elected management’s slate of directors, with new terms expiring at the 2013 annual stockholders meeting, and approved one additional proposal with the following vote distribution:

Election of Directors	Votes For	Votes Withheld	Broker Non-Votes
Robert G. Funari	55,993,046	1,158,125	7,687,525
Charles A. Haggerty	52,437,103	4,714,068	7,687,525
William N. Kelley, M.D.	54,622,894	2,528,277	7,687,525

The remaining members of the Board of Directors will continue in office until the year in which their terms expire as follows:

Terms expiring in 2011: Kevin M. Farr, CPA, Van B. Honeycutt, Betty Woods, Richard P. Wallace and Lewis T. Williams, M.D., Ph.D.

Terms expiring in 2012: Peter B. Dervan, Ph.D., Scott Garrett, Susan R. Nowakowski and Glenn S. Schafer, CPA.

Other Matters	Votes For	Votes Withheld	Abstain
Ratify the appointment of KPMG LLP, an independent registered public accounting firm, as Beckman Coulter’s independent auditor for fiscal year 2010	60,813,671	3,943,755	81,270

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECKMAN COULTER, INC.

Date: April 27, 2010	By:	/s/ Arnold A. Pinkston
	Name:	Arnold A. Pinkston
	Title:	Senior Vice President General Counsel and Secretary